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This is filed pursuant to Rule 497(c).
File Nos. 33-47031 and 811-06627.

















































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(LOGO)(R)                        ALLIANCE MORTGAGE STRATEGY TRUST
_________________________________________________________________
                                                 November 1, 1995

Supplement to Prospectus dated November 1, 1995 for Missouri
Investors

    The Fund's investment activities are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. This trading activity increases the Fund's transaction costs, rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Investors should consider that the Fund also intends to engage in certain borrowing techniques which may increase investment risk.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.


































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